EXHIBIT 10.21

                          MEMBERSHIP PURCHASE AGREEMENT

                                  BY AND AMONG


                      CONTINENTAL SOUTHERN RESOURCES, INC.

                              A NEVADA CORPORATION
                                   (PURCHASER)

                                       AND

                                  BWP GAS, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                                    (COMPANY)

                                       AND

                                  HBA GAS, INC.
                                (CLASS B MEMBER)











                                  MAY 27, 2003

                          MEMBERSHIP PURCHASE AGREEMENT


                  THIS MEMEBERSHIP PURCHASE AGREEMENT (the "Agreement"), made this 27th day of May, 2003, by and among Continental Southern Resources, Inc., a Nevada corporation, ("Purchaser"), BWP Gas, LLC, a Delaware limited liability company (the "Company"), and HBA Gas, Inc. the owner of all of the issued outstanding Class B Membership Interests of the Company (the "Class B Member").

WITNESSETH:

                  WHEREAS, the Class B Member owns beneficially and of record 100% of the issued and outstanding Class B Membership interests of the Company (the "Interests"); and

                  WHEREAS, the Class B Member desires to sell, and Purchaser desires to purchase, all of the Interests for the consideration and on the terms set forth herein.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I   SALE AND TRANSFER OF INTERESTS

         1.1. SALE AND PURCHASE OF THE INTERESTS.

         In reliance upon the representations, warranties and covenants contained in this Agreement, the Purchaser agrees to purchase the Interests from the Class B Member, and the Class B Member agrees to sell, transfer, convey, assign and deliver the Interests to the Purchaser, on the terms and conditions set forth in this Agreement, such sale, transfer, conveyance, assignment and delivery of the Interests causing the entire right, title and interest in and to the Interests to be transferred beneficially and of record to Purchaser, free and clear of any Encumbrances or Rights of any kind or nature whatsoever; and at such time the Interests will be fully paid and non-assessable. At the closing of the transactions described in this Agreement (the "Closing"), the Class B Member will deliver to the Purchaser certificates, if any, evidencing the Interests duly endorsed in blank or with stock powers duly executed by the Class B Member. In consideration thereof, Purchaser shall pay and deliver to the Class B Member the purchase price for the Interests set forth in Section 1.2 and execute and deliver such other documents, agreements, consents and approvals as provided herein.

         1.2. PURCHASE PRICE.

                  (a) The purchase price for the Interests (the "Purchase Price") shall be (i) 3,300,000 shares (the "Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"); and (ii) immediately exercisable warrants (the "Warrants") to purchase an additional 1,650,000 shares of Common Stock at an exercise price of $2.00 per share for a term of three years, in the form attached hereto as Exhibit A. The Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the "Securities."

ARTICLE II CLOSING

         2.1      CLOSING DATE.
                  ------------

         The Closing of the purchase and sale of the Interests shall take place at the office of the Company or any other location agreed to by the parties concurrent with the execution and delivery of this Agreement.

         2.2      CLOSING TRANSACTIONS.

         At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

                  (a) The Class B Member shall deliver to the Purchaser the following:

                         (1) A certificate or certificates, if any, representing
all of the Interests duly endorsed by the Class B Member in blank or accompanied by assignments separate from certificate duly endorsed in blank;

                         (2) A  General  Release  executed  by  Michael  Marcus,
MarGas, Investments, LLC and any other Person to which the Company was indebted to prior to Closing or which had any claim of any kind against the Company prior to Closing, in form and substance acceptable to the Purchaser; and

                         (3) Such other  documents,  agreements,  consents,  and
approvals as are required under this Agreement or as may be reasonably requested by the Purchaser.

                    (b) Purchaser will deliver to the Class B Member the following:

                         (1)  Certificates  evidencing the Shares  registered in
the name of the Class B Member or its designees in accordance with written instructions to be provided by the Class B Member; and

                         (2)  Warrants  registered  in the  name of the  Class B
Member or its designees in accordance with written instructions to be provided by the Class B Member.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE CLASS B MEMBER

         As a material inducement to Purchaser to execute this Agreement and consummate the transactions contemplated hereby, the Class B Member represents to the Purchaser that the following representations and warranties are true and correct.

         3.1  ORGANIZATION, QUALIFICATION AND STATUS.

         The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. The Company has full power and authority to own, lease and use its properties and to carry on its business as presently conducted. To the best of the Class B Member's knowledge, the Company is duly qualified or licensed to do business and in good standing as a foreign company in each of the jurisdictions in which the nature of its business or the character of the properties and assets which it owns or leases makes such qualification or licensing necessary.

         3.2      OPERATING AGREEMENT.

         The copy of the Operating Agreement of the Company (the "Operating Agreement"), attached hereto and made a part hereof as Exhibit B is true, correct and complete includes all amendments to the date hereof.

         3.3      CAPITALIZATION.

          All of the Interests are held beneficially and of record by the Class B Member. All of the Interests are validly issued, fully paid and non-assessable and entitled to the rights set forth in the Operating Agreement. None of the Interests are subject to any preemptive or other right created by statute, the Company's certificate of organization, Operating Agreement or by contract, or otherwise. There are no authorized or outstanding options, warrants, convertible securities, subscription rights, puts, calls, unsatisfied pre-emptive rights or other rights of any nature to purchase or otherwise receive, or to require the Company to purchase, redeem or acquire, any membership interests of the Company and there is no outstanding security of any kind convertible into any membership interests of the Company.

         3.4      OWNERSHIP OF INTERESTS.

         The Class B Member owns and holds, beneficially and of record, the entire right, title and interest in and to the Interests, free and clear of Rights or Encumbrances of any kind or nature whatsoever and such Interests constitute all of the issued and outstanding Class B Membership Interests of the Company. The Class B Member has the full power and authority to vote, transfer and dispose of the Interests owned by them, free and clear of any Right or Encumbrance of any kind or nature whatsoever other than restrictions under the Securities Act, and applicable state securities laws. At the Closing, the Purchaser will acquire good title to the Interests, free and clear of all Rights and Encumbrances. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any Person to acquire, or to cause the redemption of, the Interests or to effect the merger or consolidation of the Company with or into any other Person.

         3.5      AUTHORITY.


         The Class B Member and the Company have the full capacity, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof and hereof. This Agreement has been duly authorized, executed and delivered by the Class B Member and the Company and are legal, valid and binding obligations of the Class B Member and the Company, enforceable against each of them in accordance with their terms. No notices to, declaration, filing or registration with, approvals or consents of, or assignments by, any Persons (including Governmental Authorities) are necessary to be made or obtained by the Company or the Class B Member in connection with the execution, delivery or performance by the Company or the Class B Member of this Agreement.

         3.6      NO VIOLATION.


         The Company is not in default under or in violation of any provision of
(a) its certificate of formation or Operating Agreement, or (b) any agreement, understanding, arrangement, indenture, contract, lease, sublease, license, sublicense, franchise, loan agreement, note, restriction, obligation or liability to which it is a party or by which it is bound or to which it or its assets are subject (individually, an "Instrument" and collectively, the "Instruments"). Neither the execution and delivery of this Agreement by the Class B Members or the Company, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof or thereof, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of formation or Operating Agreement of the Company, nor (ii) violate, conflict with or result in a breach of or default under any of the terms, conditions or provisions of any Instrument, nor (iii) accelerate or give to others any interests or rights, including rights of acceleration, termination, modification or cancellation, under any Instrument, nor (iv) result in the creation of any Encumbrance on the assets, capital stock or properties of the Company, nor (v) conflict with, violate or result in a breach of or constitute a default under, any Applicable Law to which the Company or any of its assets or properties is subject, nor (vi) require the Company or the Class B Members to give notice to, or obtain an authorization, approval, order, license, franchise, declaration or consent of, or make a filing with, any Governmental Authority or any other Person.

         3.7      ASSETS  AND LIABILITIES.

         Upon completion of the transactions contemplated by this Agreement, the sole assets and liabilities of the Company shall consist of the Company's rights and obligations under certain Exploration Agreements dated February 27, 2003, and May 19, 2003, by and between BWP, LLC, The GHK Company, LLC and GHK Potato Hills Limited Partnership, as amended to date (collectively, the "Exploration Agreements"), a true, correct, and complete copy of May 19, 2003 Exploration Agreement is attached hereto and made a part hereof as Exhibit C. The Exploration Agreement is valid, binding and enforceable against the parties thereto in accordance with its terms, neither the Company nor any other party is in default or in arrears under the terms of the Exploration Agreement, and no condition exists or event has occurred which, with the giving of notice or lapse of time or both, would constitute a default thereunder; and the Company has fulfilled, or taken action to fulfill when due, all of its material obligations under the Exploration Agreement.

         3.8      LITIGATION.

         There are no actions, suits or proceedings at law or in equity, or arbitration proceedings, or claims, demands or investigations, pending or threatened (i) against or involving the Company or any of its members, managers or agents (in their capacity as such), (ii) which seeks to enjoin or obtain damages in respect of the transactions contemplated by this Agreement, or (iii) which would prevent the Class B Members from consummating the transactions contemplated by this Agreement.

         3.9      COMPLIANCE WITH LAWS.

         The Company has complied in all material respects with all Applicable Laws applicable to it and its business, assets, properties and operations. Neither the Company nor the Class B Member has received any notice to the effect that, or has been otherwise advised that, the Company is not in compliance with any Applicable Laws. Neither the Company nor the Class B Member is aware of any existing circumstances that are likely to result in any material violation of any Applicable Law.

         3.10     DISCLOSURE.

         No representation or warranty of the Class B Member in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the factual statements contained herein, in light of the circumstances under which such statements are made, not misleading. Neither this Agreement nor any other document, certificate, exhibit, statement or schedule furnished or to be furnished by or on behalf of the Class B Member to the Purchaser in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the factual statements contained therein, in light of the circumstances under which made, not misleading.

         3.11     ACCREDITED INVESTOR.

            The Class B Member has such knowledge and experience in business and financial matters such that he is capable of evaluating the merits and risks of purchasing the Securities. Each Class B Member is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Act

         3.12     INVESTMENT INTENT.


                  The Class B Member hereby acknowledges that it has been advised that the issuance of the Securities has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") as such issuance is intended to be a private offering pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Class B Member represents that the Securities are being acquired for its own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution. The Class B Member agrees that it will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities unless they are registered under the Securities Act or an exemption from such registration is available. The Class B Member understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Class B Member's investment intention.

         3.13     ACCESS TO INFORMATION.

         The Class B Member has had access to all material and relevant information concerning the Company, and its management, financial condition, capitalization, market information, properties and prospects, necessary to enable it to make an informed investment decision with respect to its investment in the Securities, including but not limited to, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, which was filed with the SEC on or about April 17, 2003 (the " Form 10-KSB") and the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2003, which was filed with the SEC on May 16, 2003 (the "Form 10-QSB"). The Class B Member has carefully read and reviewed, and is familiar with and understands the contents of, the Form 10-KSB and Form 10-QSB, including, without limitation, the "Risk Factors" set forth in the Form 10-KSB. The Class B Member acknowledges that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the acquisition of the Securities, and the present and proposed business and financial condition of the Company, and has had all such questions answered to its satisfaction and has been supplied with all information requested

         3.14 LEGEND ON CERTIFICATES.

         The Class B Member understands and acknowledges that the Securities and any certificates issued in replacement therefor shall bear the following legend, in addition to any other legend required by law or otherwise:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED.

         3.16     BROKERS OR FINDERS.

         Neither the Company nor the Class B Member has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents commissions or similar payments in connection with this Agreement.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As a material inducement to the Class B Member to execute this Agreement and to consummate the transactions contemplated hereby, Purchaser represents to the Class B Member that the following representations and warranties are true and correct.

         4.1      ORGANIZATION AND QUALIFICATION.

         Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Purchaser has the corporate power and authority to carry on its business as presently conducted. Purchaser is duly qualified or licensed to do business and in good standing as a foreign corporation in each of the jurisdictions in which the nature of its business or the character of the properties and assets which it owns or leases makes such qualification or licensing necessary except where failure to do so would not have a material adverse effect on its business.

         4.2      AUTHORIZATION; VALID AND BINDING OBLIGATION.

         Purchaser has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         4.3      INVESTMENT INTENT.

         Purchaser acknowledges that the Interests it is acquiring are not registered under the Securities Act or under any State securities law, and Purchaser is acquiring the Interests for its own account and not with a view to the distribution thereof within the meaning of Section 2(11) of the Securities Act.

         4.4      DISCLOSURE.

         No representation or warranty of Purchaser in this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the factual statements contained herein, in light of the circumstances under which such statements are made, not misleading. Neither this Agreement nor any other document, certificate, exhibit, statement or schedule furnished or to be furnished by or on behalf of the Purchaser to the Class B Members in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the factual statements contained therein, in light of the circumstances under which made, not misleading.

         4.5      BROKERS OR FINDERS.

                  Purchaser and its officers and agents have incurred no obligations or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement.

ARTICLE V         INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         5.1      INDEMNIFICATION.

                  (a) The Class B Member shall defend and hold harmless Purchaser from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") incurred by Purchaser which arise out of or result from a misrepresentation, breach of warranty, or breach of any covenant or agreement of the Class B Members contained herein or in the Schedules annexed hereto or in any deed, exhibit, closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by the Class B Members pursuant hereto or in connection with the transactions contemplated hereby or thereby.

                  (b) Purchaser shall indemnify, defend and hold harmless the Class B Member from and against any and all Claims incurred by the Class B Member which arise out of or result from a misrepresentation, breach of warranty or breach of any covenant of Purchaser contained herein or in the Schedules annexed hereto or in any deed, exhibit, closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by Purchaser pursuant hereto or in connection with the transactions contemplated hereby or thereby.

                  (c) The right to indemnification, payment of damages or other remedy based on any representations, warranties, covenants and obligations contained in this Agreement will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representation, warranty, covenant or obligation.

         5.2      SURVIVAL.

                  (a) All representations and warranties contained in or made pursuant to this Agreement or in any agreement, certificate, document or statement delivered pursuant hereto shall survive the Closing for a period of one (1) year, unless otherwise specified in such agreement, certificate or document.

                  (b) The termination of the representations and warranties provided herein shall not affect the rights of a party with respect to any claim made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.

         5.3      METHODS OF ASSERTING CLAIMS FOR INDEMNIFICATION.

         All claims for indemnification under this Agreement shall be asserted as follows:

                  (a) THIRD PARTY CLAIMS. In the event that any Claim for which a party (the "Indemnitee") would be entitled to indemnification under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party, the Indemnitee shall promptly notify the other party (the "Indemnitor") of such Claim, specifying the nature thereof, the applicable provision in this Agreement or other instrument under which the Claim arises, and the amount or the estimated amount thereof (the "Claim Notice"). The Indemnitor shall have thirty (30) days (or, if shorter, a period to a date not less than ten (10) days prior to when a responsive pleading or other document is required to be filed but in no event less than ten (10) days from delivery or mailing of the Claim Notice) (the "Notice Period") to notify the Indemnitee (a) whether or not it disputes the Claim and (b) if liability hereunder is not disputed, whether or not it desires to defend the Indemnitee. If the Indemnitor elects to defend by appropriate proceedings, such proceedings shall be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk of damage to the Indemnitee; and all costs and expenses of such proceedings and the amount of any judgment shall be paid by the Indemnitor.

         The Indemnitee shall have the right to participate in, but not control, any such defense or settlement, at its sole cost and expense. If the Indemnitor has disputed the Claim, as provided above, and has not provided the Indemnitee with timely notice of its election to defend the Indemnitee pursuant to this
Section 5.3(a), the Indemnitee shall have the right to control the defense or settlement of such Claim, in its sole discretion, and shall be reimbursed by the Indemnitor for its reasonable costs and expenses of such defense. Neither Indemnitee nor Indemnitor shall be otherwise liable for any settlement of any Claim without the prior written consent of the other party.

                  (b) NON-THIRD PARTY CLAIMS. In the event that the Indemnitee has a Claim for indemnification hereunder which does not involve a Claim being asserted against it or sought to be collected by a third party, the Indemnitee shall promptly send a Claim Notice with respect to such Claim to the Indemnitor. If the Indemnitor does not satisfy the Claim within thirty (30) days of the date of the Claim Notice, then such Claim may be prosecuted in any court of competent jurisdiction in the Commonwealth of Pennsylvania.

ARTICLE VI        REGISTRATION RIGHTS

         6.1 For the purpose of this Article 6, the following definitions shall apply:

         (a) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

         (b) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

         (c) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or order of effectiveness of such registration statement or document.

         (d) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Paragraph 6.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         (e) "Restricted Stock" shall mean (i) the Shares and shares of Common Stock issuable upon conversion of the Warrants; and (ii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock (x) when a Registration Statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of thereunder, or (y) when such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Act or are otherwise freely transferable to the public without further registration under the Act.

         (f) "Selling Stockholders" shall mean the Class B Member and its respective successors and assigns.

         6.2. REGISTRATION OF THE SHARES.

                           (a) The Purchaser shall use its reasonable best
efforts to prepare and file with the SEC, within 120 days of the date of termination of the Offering, a Registration Statement under the Securities Act to permit the public sale of the Restricted Stock purchased hereby, and to cause such Registration Statement to be declared effective as soon as reasonably practicable thereafter. Each Selling Stockholder shall furnish such information as may be reasonably requested by the Purchaser in order to include such Restricted Stock in such Registration Statement. If a Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Purchaser, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Purchaser with respect to offerings of its securities, all upon the terms and conditions set forth herein.


                           (b) In the event that any registration pursuant to
Paragraph 6.2(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Purchaser, all Selling Stockholder proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Purchaser. If the managing underwriter thereof advises the Purchaser in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Purchaser, the Purchaser shall include in such registration
(i) first, the securities the Purchaser proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (ii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause
(i). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and registrable securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

                           (c) Notwithstanding anything to the contrary
contained herein, the Purchaser's obligation in Paragraphs 6.2(a) and 6.2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Purchaser shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

                           (d) The Purchaser shall have the right to terminate
or withdraw any registration initiated by it under this Section 6.2 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Purchaser in accordance with
Section 6.4 hereof.

                  6.3. REGISTRATION PROCEDURES. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Purchaser shall:

                           (a) prepare and file with the SEC a Registration
Statement with respect to the Restricted Stock in the manner set forth in Paragraph 6.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of (i) the period in which all shares of Restricted Stock covered thereby shall have been sold, or (ii) eighteen (18) months from the effective date of the Registration Statement filed by the Company with the SEC pursuant to this Agreement;

                           (b) prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Paragraph 6.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

                           (c) furnish to the Selling Stockholders such number
of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                           (d) use its reasonable best efforts to register or
qualify the Restricted Stock
covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; PROVIDED, HOWEVER, that the Purchaser shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e) in the event of any underwritten public offering,
enter into and perform its
obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 6.2(b);

                           (f) immediately notify each Selling Stockholder at
any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Purchaser will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                          (g) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                          (h) make available for inspection by any Selling
Stockholder and any attorney, accountant or other agent retained by any Selling Stockholder, all financial and other records, pertinent corporate documents and properties of the Purchaser, and cause the Purchaser's officers, directors and employees to supply all information reasonably requested by any Selling Stockholder, attorney, accountant or agent in connection with such Registration Statement; provided, however, that such Selling Stockholder, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

                           (i) use its reasonable best efforts to list the
Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Purchaser are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

                           (j) notify each Selling Stockholder of any threat by
the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                           (k)  cooperate  in   the  timely   removal   of   any
restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


                  6.4. DELAY OF REGISTRATION. No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

                  6.5      EXPENSES.


                           (a) For the purposes of this Paragraph 6.5, the term
"Registration Expenses" shall mean: all expenses incurred by the Purchaser in complying with Paragraph 6.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and disbursements of a single special counsel for the Selling Stockholders, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

                           (b) Except   as  otherwise   provided   herein,   the
Purchaser will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Paragraph 6.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Paragraph 6.1 of this Agreement shall be borne by the Selling Stockholders pro rata on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Purchaser (except to the extent the Purchaser may be a seller) as they may agree.

                  6.5. OBLIGATIONS OF THE SELLING STOCKHOLDER.

                           (a) In connection with each registration hereunder,
each Selling Stockholder will furnish to the Purchaser in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Purchaser in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

                           (b) In connection with the filing of the Registration
Statement, each Selling Stockholder shall furnish to the Purchaser in writing such information and affidavits as the Purchaser reasonably requests for use in connection with such Registration Statement or prospectus.

                           (c) In connection with each registration pursuant to
this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Purchaser to suspend sales to permit the Purchaser to correct or update a Registration Statement or prospectus. At the end of any period during which the Purchaser is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement which remains unsold, and each Selling Stockholder shall notify the Purchaser of the number of shares registered which remain unsold immediately upon receipt of such notice from the Purchaser.

                  6.6. INFORMATION BLACKOUT AND HOLDBACKS.

                           (a) At any time when a Registration Statement
effected pursuant to Paragraph 6.2 is effective, upon written notice from the Purchaser to the Selling Stockholders that the Purchaser has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Selling Stockholders shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Purchaser notifies the Selling Stockholders that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

                           (b) Notwithstanding any other provision of this
Agreement, the Selling Stockholders shall not effect any public sale or distribution (including sales pursuant to Rule 144), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Purchaser of shares of its unissued Common Stock ("Primary Offering"), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Purchaser, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

                  6.7. INDEMNIFICATION.

                           (a) The Purchaser agrees to indemnify, to the extent
permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Purchaser of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement ("Violations"); PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld, nor shall the Purchaser be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

                           (b) To the extent permitted by law, each Selling
Stockholder shall indemnify and hold harmless the Purchaser, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with written information furnished by such Selling Stockholder under an instrument duly executed by such Selling Stockholder for use in connection with such registration; or (ii) occurs as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

                           (c) Any Person entitled to indemnification hereunder
shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                           (d) If the indemnification provided for in this
Section 6.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in
Section 6.7(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the offering received by such Selling Stockholder.

                           (e) The   indemnification   provided  for  under this
Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Purchaser also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Purchaser's indemnification is unavailable for any reason.

ARTICLE VII       ADDITIONAL AGREEMENTS OF THE PARTIES

         7.1      PROHIBITION ON TRADING IN PURCHASER COMMON STOCK.

         The Class B Member acknowledges that the United States securities laws prohibit any person who has received material non-public information concerning the matters which are the subject matter of this Agreement from purchasing or selling the securities of the Purchaser, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Purchaser. Accordingly, the Class B Member agrees that they will not purchase or sell any securities of Purchaser, or communicate such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of Purchaser, until no earlier than 72 hours following the public disclosure of the transactions contemplated hereby.

         7.2      FURTHER ACTS AND ASSURANCES.

          The parties agree that, at any time and from time to time, on and after the Closing, upon the reasonable request of the other party, they will do or cause to be done all such further acts and things and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any and all papers, documents, instruments, agreements, assignments, transfers, assurances and conveyances as may be necessary or desirable to carry out and give effect to the provisions and intent of this Agreement.

         7.3      PUBLIC ANNOUNCEMENTS.

         Neither the Class B Member nor the Purchaser shall disclose to the public or to any third party the existence of this Agreement or the transactions contemplated hereby or any other material non-public information concerning or relating to the other party hereto, other than with the express prior written consent of the other party hereto, except as may be required by law or court order, except to enforce the rights of such disclosing party under this Agreement; and except that Purchaser shall have the right to make such public disclosures of this Agreement and the transactions contemplated hereby as it determines are appropriate under federal securities laws; in which event the contents of any proposed disclosure shall be discussed with the other party before release; provided, however, that notwithstanding anything to the contrary contained in this Agreement, any party hereto may disclose this Agreement to any of its directors, officers, employees, shareholders, affiliates, agents and representative who need to know such information for the sole purpose of evaluating, or performing its obligations or exercising its rights under, this Agreement, and to any party whose consent is required in connection with this Agreement.

ARTICLE VIII MISCELLANEOUS

         8.1      DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings specified:

         "ENCUMBRANCE" means and includes:

                  (i) with respect to any personal property, any intangible property or any property other than real property, any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement or lease or use agreement in the nature thereof, interest or other right or claim of third parties, whether voluntarily incurred or arising by operation of law, and including any agreement to grant or submit to any of the foregoing in the future; and

                  (ii) with respect to any real property (whether and including owned real estate or leased real estate), any mortgage, lien, easement, interest, right-of-way, condemnation or eminent domain proceeding, encroachment, any building, use or other form of restriction, encumbrance or other claim (including adverse or prescriptive) or right of third parties (including Governmental Authorities), any lease or sublease, boundary dispute, and agreements with respect to any real property including: purchase, sale, right of first refusal, option, construction, building or property service, maintenance, property management, conditional or contingent sale, use or occupancy, franchise or concession, whether voluntarily incurred or arising by operation of law, and including any agreement to grant or submit to any of the foregoing in the future.

         "GOVERNMENTAL AUTHORITY" means any:

                  (i) nation, state, county, city, town, village, district or other jurisdiction of any nature;

                  (ii) federal, state, local, municipal, foreign or other government;

                  (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, board, commission, department, instrumentality, office or other entity, and any court or other tribunal);

                  (iv) multi-national organization or body; and/or

                  (v) body  exercising,  or entitled or  purporting to exercise,
          any  administrative,   executive,   judicial,   legislative,   police,
          regulatory or taxing authority or power of any nature.

          "INDEBTEDNESS" means (i) all outstanding bank and other loans, notes, lines of credit, capital leases or debt instruments, and (ii) all other indebteness, excluding trade payables, operating leases and other current liabilities.

         "LIABILITY" or "LIABILITIES" means any and all debts, liabilities and/or obligations of any type, nature or description (whether known or unknown, asserted or unasserted, secured or unsecured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due).

         "PERSON" means any individual, corporation (including any non-profit corporation), general, limited or limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity or Governmental Authority.

         "RIGHTS" means any and all outstanding subscriptions, warrants, options, voting agreements, voting trusts, proxies, or other arrangements or commitments obligating or which may obligate a Person to dispose of or vote any securities, including, without limitation, the Interests.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         8.2      ENTIRE AGREEMENT; ASSIGNMENT.

         This Agreement, including all Exhibits and Schedules hereto, constitutes the entire Agreement among the parties with respect to its subject matter and supersedes all prior agreements and understandings, both written and oral, among the parties or any of them with respect to such subject matter. Neither party may assign this Agreement or any of its or his rights hereunder without the prior written consent of the other parties.

         8.3      BINDING EFFECT; BENEFIT.

         This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. Nothing in this Agreement is intended to confer on any person other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         8.4      HEADINGS.


         The descriptive headings of the sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         8.5      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         8.6      GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

         8.7      SEVERABILITY.

         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         8.8      AMENDMENT AND MODIFICATION.

         This Agreement may be amended, by written agreement of Purchaser and the Class B Member. This Agreement may not be amended except by an instrument in writing signed on behalf of Purchaser and the Class B Member.

         8.9      GENERAL RELEASE.

         By virtue of the execution and delivery of this Agreement, the Class B Member does hereby fully and irrevocably remise, release and forever discharge the Company and its members, managers, agents, successors and assigns, of and from any and all manner of claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts and expenses (including claims for attorneys' fees and costs), of every kind, either in law or in equity, whether contingent, mature, known or unknown, or suspected or unsuspected, including, without limitation, any claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort and any claims arising under any other laws or regulations of any nature whatsoever, which the Class B Member ever had, now has or may have, for or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties has executed or caused this Agreement to be executed as of the date first above written.

                           CONTINENTAL SOUTHERN RESOURCES,  INC.


                           By: /s/ STEPHEN P. HARRINGTON
                              ---------------------------------------
                               Authorized Executive Officer



                           BWP GAS, LLC

                           By: Oklahoma Hills Gas, LLC, its Managing Member

                           By: HBA Gas, Inc, its Managing Member


                           By: /S/ ERNEST A. BARTLETT
                              ---------------------------------------
                               Authorized Executive Officer



                           CLASS B MEMBER:

                           HBA GAS, INC.


                           By: /S/ ERNEST A. BARTLETT
                              ---------------------------------------
                               Authorized Executive Officer

                                OMITTED EXHIBITS


         The following exhibits to the Membership Purchase Agreement have been omitted:

         EXHIBIT                EXHIBIT DESCRIPTION
         -------                -------------------------------------
             A                  Form of Warrant

             B                  Operating Agreement of BWP, LLC

             C                  Exploration      Agreement,
                                dated May 19, 2003,  by and
                                among  BWP,  LLC,  The  GHK
                                Company,   LLC,   and   GHK
                                Potato    Hills     Limited
                                Partnership

         The Registrant agrees to furnish supplementally a copy of the foregoing omitted exhibits to the Securities and Exchange Commission upon request.